EXHIBIT 10.3

                            AGREEMENT TO EXTEND LEASE


         This Agreement, made this 12th day of June, 1995, by and between 7100 BUILDING COMPANY LIMITED PARTNERSHIP, a Limited Partnership) hereinafter called "Landlord") and MICROFLAME, INC., a Minnesota Corporation (hereinafter called "Tenant").


                                   WITNESSETH:

         WHEREAS, Minnetonka Business Associates, a General Partnership and Tenant entered into a certain Lease Agreement, dated June 1, 1990, and amended May 25, 1994 (hereinafter called the "Lease") under which Tenant leased the Leased Premises commonly known as 14873 DeVeau Place, Minnetonka, Minnesota; and

         WHEREAS, the landlord's interest in the Lease was assigned to Landlord by an Assignment & Assumption of Leases dated May 23, 1995; and

         WHEREAS, said Lease is scheduled to expire by lapse of time on July 31, 1995; and

         WHEREAS, Landlord and Tenant desire to amend said Lease so as to extend the term thereof and to amend the rents payable thereunder during such period; and

         WHEREAS, it is intended by this Agreement to amend said Lease.

         NOW, THEREFORE, in consideration of the premises, and of the covenants and agreements herein undertaken to be kept and performed, it is agreed as follows:

         1. TERM. The Term of the Lease is hereby extended for a period of two
(2) years commencing on the 1st day of August, 1995, and expiring on the 31st day of July, 1997, unless the Lease shall sooner terminate as provided therein.

         2. BASE RENT. Tenant shall pay Landlord the base rent of $2,611.00 per month from the 1st day of August, 1995 through and including the 31st day of July, 1997, over and above the other and additional payments to be made by Tenant for the Leased Premises, payable in advance on the first day of each and every calendar month.

         3. Except as herein specifically amended, all other terms, covenants, and conditions of the Lease shall remain in full force and effect, and the same are hereby ratified and confirmed.

         IN WITNESS WHEREOF, Landlord and Tenant have executed the within Agreement as of the day and year first above written.

LANDLORD:                                         TENANT:

7100 BUILDING COMPANY                             MICROFLAME, INC.
  LIMITED PARTNERSHIP                             A Minnesota Corporation
BY:  7100 BUILDING CORPORATION
Its General Partner

By:                                               By:
Its:  President                                   Its:  Gen. Mgr.
Date: 6/25/95                                     Date: 6/12/95